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                                  EXHIBIT 10.19

                        Solider Creek Logical Mining Unit

The Mineral Leasing Act (MLA) of February 25, 1920, as amended by the Federal Coal Leasing Amendments Act (FCLAA) of 1976, authorizes the consolidation of coal leases into a logical mining unit (LMU). An LMU is an area of land which the coal resources can be developed in an efficient, economical and orderly manner as a unit with due regard to conservation of coal resources and other resources.

As a result of a modification to an application for an LMU designation filed by Coastal States Energy Company, the Soldier Creek LMU is approved effective March 1, 1996, and provides as follows:

1. Unit Area: The area specified on the map attached hereto marked Exhibit A being hereby designated the LMU area, containing 12,142.5 acres as described as follows:

         Federal Coal Lease SL-051279-063188

                  T. 13 S., R. 11 E., SLM, Utah
                           Sec. 12, E1/2 E1/2;
                           Sec. 13, NE1/4 NE1/4.

                  T. 13 S., R. 12 E., SLM, Utah
                           Sec. 7, lots 1 through 4, E1/2 W1/2 , E1/2;
                           Sec. 8, W1/2;
                           Sec. 17, W1/2;
                           Sec. 18, lot 1, N1/2 NE1/4, SE1/4 NE1/4, NE1/4 NW1/4.

                           Contains 1548.31 acres

         Federal Coal Lease U-07064-027821

                  T. 13 S., R. 12 E., SLM, Utah
                           Sec. 13, S1/2;
                           Sec. 23, E1/2 E1/2, W1/2 SE1/4, NE1/4 SW1/4;
                           Sec. 24, all;
                           Sec. 25, N1/4 N1/4;
                           Sec. 26, N1/2 NE1/4.

                  T. 13 S., R. 13 E., SLM, Utah
                           Sec. 18, lots 3,4, E1/2 SW1/4, SE1/4;
                           Sec. 19, lots 1-4, E1/2 W1/2, NE1/4, NW1/4 SE1/4;
                           Sec. 30, lot 1.

                  Contains 2416.14 acres more or less

         Federal Coal Lease U-50722

                  T. 13 S., R. 11 E., SLM, Utah
                           Sec. 1, lot 8;
                           Sec. 12, E1/2 W1/2 , W1/2 E1/2;
                           Sec. 13, NW1/4 NE1/4, NE1/4 NW1/4.

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                           Contains 440 acres more or less.
         Federal Coal Lease UTU-69635

                  T. 13 S., R. 11 E., SLM, Utah
                           Sec. 1, lots 1-7 and 8 (for all coal except the Rock Cyn. Bed);
                           Sec. 10, E1/2 E1/2;
                           Sec. 11, all;
                           Sec. 12, W1/2 W1/2;
                           Sec. 13, W1/2 NW1/4, SE1/4 NW1/4, SW1/4;
                           Sec. 14, N1/2, N1/2 S1/2, SE1/4 SE1/4;
                           Sec. 15, NE1/4 NE1/4;
                           Sec. 23, N1/2 NE1/4 NE1/4;
                           Sec. 24, N1/2 N1/2 NW1/4.

                           Containing 2177.52 acres more or less

         BLM Authorization to Mine

                  T. 13 S., R. 11 E., SLIVI, Utah
                           Sec. 13, SE1/4,NE1/4, NE1/4 SE1/4.

                  T. 13 S., R. 12 E., SLM, Utah
                           Sec. 18, S1/2 NW1/4.

                           Containing 120 acres more or less

         State Lease

                  T. 13 S., R. 12 E., SLM, Utah
                           Sec. 8, E1/2;
                           Sec. 10, S1/2;
                           Sec. 11, S1/2;
                           Sec. 14, all;
                           Sec. 15, all;
                           Sec. 17, NE1/4, E1/2 SW1/4, SE1/4;
                           Sec. 20, E1/2 NW1/4, SW1/4 NW1/4, N1/2 NE1/4;
                           Sec. 21, N1/2 NW1/4, NE1/4;
                           Sec. 22, N1/2, N1/2 S1/2;
                           Sec. 23, W1/2 NW1/4

                           Containing 3640 acres more or less

         Private Lands:

                  T. 13 S., R. 12 E.. SLM, Utah
                           Sec. 23, W1/2 NE1/4, E1/2 NW1/4;
                           Sec. 16, all.

                  T. 13 S., R. 11 E., SLM, Utah
                           Sec. 2;


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                           Sec. 3, lots 5,6,.7;
                           Sec. 9, E1/2 NE1/4, SW1/4 NE1/4, N1/2 SE1/4;
                           Sec. 10, NW1/4, W1/2 NE1/4, NW1/4 SW1/4, NW1/4 SE1/4.
                           Containing 1752.2 acres more or less.

The LMU includes the following Federal coal leases described in Exhibit B attached: SL-051279063188, U-074064-027821, U-05722, UTU-69635.

2. Unit Operator:

         Canyon Fuel Company, L.L.C.
         P.O. Box 1029
         Wellington, UT 84542

3. Stipulations: As a consideration to the approval of the LMU, the operator/lessee consents to the following stipulations which make all Federal leases within the LMU subject to uniform requirements of this Resource Recovery and Protection Plan (R2P2), LMU recoverable reserves exhaustion, diligent development, continued operation, maximum economic recovery, advance royalty and royalty reporting periods. As of March 1, 1996, the diligence terms and conditions of the Federal lease are subject to or are superseded by the diligence requirements imposed on the LMU.

a.       Supervision:
                                    Bureau of Land Management
                                    Price Field Office
                                    125 South 600 West
                                    P. O. Box 7004
                                    Price, Utah 84501

The Price Field Office Manager located at the above location is responsible for the review and approval of exploration plans and operations, and modifications thereto, prior to the commencement of mining operations within a permit area approved pursuant to the Surface Mining Control and Reclamation Act (SMCRA) of 1977. The Manager is also responsible for review and approval of resource recovery and protection plans and modifications thereto, and is also responsible for inspection and enforcement, including production verification, of such operations and all lands and all coal within the LMU, and for implementing all other applicable provisions of the 43 CFR 3400 rules for the LMU.

b. Diligent Development and Continued Operation requirements: Pursuant to 43 CFR 3480.0-5 (a)(13)(B), the diligent development period for the LMU began on October 1, 1995. Therefore, the LMU must have production of commercial quantities (1% of the total recoverable reserves) by October 1, 2005. Canyon Fuel Company L.L.C. must mine 664,000 tons from anywhere within the Solider Creek LMU to achieve diligent development. This requirement was met on January 1997. The LMU must maintain continued operation requirements (mining commercial quantities) or a request to be allowed to pay advance royalty in lieu of continued operation. This request must be submitted to BLM 30 days prior to the start of the continued operation year. Since the LMU has met the requirement for diligent development in January 1997, the LMU will be required to maintain production of commercial quantities on an annual basis. The continued operation period for this LMU began on February 1, 1997.

c. Advance Royalty: The number of years for which advanced royalty may be paid in lieu of continued operation is ten (10). Advance royalty may be paid in lieu of continued operation only until October 1, 2015. No advanced royalty paid prior to that date may be credited against production royalty after that date.

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d. Reporting Period: The rental amount for Federal coal leases is to be prorated to the effective date of the LMU. Thereafter, rental for Federal coal leases contained in the LMU will be due, in a lump sum, annually on the anniversary date of the LMU approval, March 1, 1997. Upon approval and for the duration of this LMU, no Federal rentals may be credited against production royalties for any Federal coal lease contained in the LMU, even though the Federal coal lease terms may have allowed for such credits prior to the effective date of the LMU. Royalties for Federal recoverable reserves produced within the LMU will be paid on the appropriate Minerals Management Service (MMS) Production and Operations reports every royalty reporting period. The LMU royalty reporting period will be on a monthly basis beginning with the royalty period after the date that coal is first produced following the effective date of the LMU. If coal is being produced on the effective date of the LMU approval, the first royalty reporting period will begin on the first day of the month following the effective date of the LMU. Since all production within an LMU is credited to the entire LMU, a certified record of all non-Federal LMU coal production must be provided to the Price Office Manager on an annual basis. Progress maps and reports required by 43 CFR 3483.2 will show all Federal and non-Federal production from anywhere within the LMU.

e. Recoverable Coal reserves Exhaustion: The 40-year LMU recoverable coal reserves exhaustion period commences the date the coal is first produced from the LMU, following the effective date of LMU approval. If there is production occurring within the LMU on the effective date of LMU approval, the 40-year clock begins on the effective date of LMU approval.

f. Other: If the LMU of which Federal coal leases SL-051279-063188, U-074064-027821, U50722, UTU-69635 is a part, fails for whatever reason, the above-mentioned leases will automatically be applied had they not been included in an LMU.

Canyon Fuel Company. L.L.C.                 Bureau of Land Management

By /s/ R D Pick                                      By /s/ Unintelligible


Title President and CEO                     Title Acting, Deputy State Director,
                                                     Natural Resources
Date May 13, 1997
                                            Date July 19 1997